EQUITY	12 Months Ended
Dec. 31, 2015
EQUITY

NOTE 21. EQUITY

In accordance with Singapore law, the holders of ordinary shares that do not have par value, are entitled to receive dividends as declared from time to time and are entitled to one vote per share at the general meeting of our company. All shares rank equally with regard to our company’s residual assets. In addition, we are not required to have a number of authorized common shares to be issued.

A 1-for-5 reverse stock split was approved by our shareholders at a special shareholders meeting held on December 16, 2015. The reverse stock split was effective as of December 16, 2015, which resulted in our common stock trading on a split-adjusted basis at market open on December 16, 2015. Upon completion of the reverse stock split, every five shares of common stock owned by a shareholder were combined into one share of common stock, with a proportionate adjustment made to the per-share value of common stock.

In accordance with R.O.C. law, an appropriation for legal reserve amounting to 10 percent of a company’s net profit is required until the reserve equals the aggregate par value of such Taiwan company’s issued capital stock. As of December 31, 2014 and 2015, the legal reserves of Hoshin GigaMedia Center Inc. (“Hoshin GigaMedia”) were $3.0 million for each period. The reserve can only be used to offset a deficit or be distributed as a stock dividend of up to 50 percent of the reserve balance when the reserve balance has reached 50 percent of the aggregate paid-in capital of Hoshin GigaMedia.